UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 2 , 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

    On May 2, 2006, the shareholders of Ameren Corporation (“Ameren”) approved the adoption by Ameren of a new incentive compensation plan, the 2006 Omnibus Incentive Compensation Plan (the “Plan”), at Ameren’s 2006 annual meeting of shareholders. The Plan was fully described in and appended to Ameren’s definitive proxy statement for its 2006 annual meeting of shareholders as filed with the Securities and Exchange Commission (“SEC”) pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and is incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on February 16, 2006 (the “February 16, 2006 Form 8-K”) by Ameren and its subsidiaries, Union Electric Company, doing business as AmerenUE, Central Illinois Public Service Company, doing business as AmerenCIPS, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company, doing business as AmerenCILCO and Illinois Power Company, doing business as AmerenIP (collectively referred to as the “Registrants”).

    The Board of Directors of Ameren previously authorized the issuance pursuant to the Plan of performance share units to the chief executive officer and the four most highly compensated officers other than the chief executive officer (collectively, the “Named Executive Officers”) of the Registrants, subject to shareholder approval of the Plan. As shareholder approval of the Plan has now been granted, the number of performance share units to be awarded to each Named Executive Officer pursuant to the Plan, as described in the February 16, 2006 Form 8-K and as set forth in Exhibit 10.1 thereto and incorporated herein by reference, have been issued. The form of performance share unit award attached as Exhibit 10.4 to the February 16, 2006 Form 8-K has been utilized to issue such awards, as more fully described therein, and is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 Results of Operations and Financial Condition.

    On May 4, 2006, Ameren issued a press release announcing its earnings for the quarterly period ended March 31, 2006. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of

Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

    The information contained in Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Exchange Act and shall be deemed to be incorporated by reference into any filing of Ameren under the Securities Act or the Exchange Act.

SECTION 8 - OTHER EVENTS

ITEM 8.01 Other Events.

    In its press release dated May 4, 2006, Ameren disclosed the following unaudited consolidated financial statements: Statement of Income for the three months ended March 31, 2006 and March 31, 2005, Statement of Cash Flows for the three months ended March 31, 2006 and March 31, 2005, and Balance Sheet at March 31, 2006 and December 31, 2005. The foregoing unaudited consolidated financial statements are attached as Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements by reference into this Item 8.01 of this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:             Title:

10.1	2006 Omnibus Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.3 to Registrants’ Current Report on Form 8-K filed February 16, 2006).

10.2
Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers (incorporated herein by reference to Exhibit 10.1 to Registrants’ Current Report on Form 8-K filed February 16, 2006).

10.3
Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.4 to Registrants’ Current Report on Form 8-K filed February 16, 2006).

99.1	Press release regarding earnings for the quarterly period ended March 31, 2006, issued on May 4, 2006 by Ameren Corporation.

99.2*
Ameren Corporation’s Unaudited Consolidated Statement of Income for the three months ended March 31, 2006 and March 31, 2005, Consolidated Statement of Cash Flows for the three months ended March 31, 2006 and March 31, 2005 and Consolidated Balance Sheet at March 31, 2006 and December 31, 2005.

    This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
________________________________
*Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CILCORP Inc. (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

ILLINOIS POWER COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date:  May 4, 2006

Exhibit Index

Exhibit No.	Description
10.1 -	2006 Omnibus Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.3 to Registrants’ Current Report on Form 8-K filed February 16, 2006).
10.2 -

Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers (incorporated herein by reference to Exhibit 10.1 to Registrants’ Current Report on Form 8-K filed February 16, 2006).

10.3 -

Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.4 to Registrants’ Current Report on Form 8-K filed February 16, 2006).

99.1 -	Press release regarding earnings for the quarterly period ended March 31, 2006, issued on May 4, 2006 by Ameren Corporation.
99.2 -

Ameren Corporation's Unaudited Consolidated Statement of Income for the three months ended March 31, 2006 and March 31, 2005, Consolidated Statement of Cash Flows for the three months ended March 31, 2006 and March 31, 2005 and Consolidated Balance Sheet at March 31, 2006 and December 31, 2005.